                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-1236

                            SCUDDER TOTAL RETURN FUND
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Total Return Fund

Annual Report to Shareholders

October 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

Returns and ranking during all periods shown for Class B, Class R and Institutional Class reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class R shares prior to its inception on October 1, 2003 are derived from the historical performance of Class A shares of the Scudder Total Return Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/04
Scudder Total Return Fund	1-Year	3-Year	5-Year	10-Year
Class A	4.59%	1.49%	-.75%	7.47%
Class B	3.71%	.60%	-1.64%	6.48%
Class C	3.65%	.61%	-1.59%	6.56%
Class R	4.12%	1.15%	-1.05%	7.17%
S&P 500 Index+	9.42%	3.92%	-2.22%	11.01%
Russell 1000 Growth Index++	3.38%	.41%	-7.85%	8.63%
Lehman Brothers Aggregate Bond Index+++	5.53%	5.44%	7.58%	7.76%
Scudder Total Return Fund	1-Year	3-Year	5-Year	Life of Class**
Institutional Class*	5.01%	1.83%	-.41%	7.07%
S&P 500 Index+	9.42%	3.92%	-2.22%	9.92%
Russell 1000 Growth Index++	3.38%	.41%	-7.85%	7.32%
Lehman Brothers Aggregate Bond Index+++	5.53%	5.44%	7.58%	7.03%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* On August 13, 2004, Class I shares of the Fund were renamed as Institutional Class.

** Institutional Class shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Total Return Fund — Class A [] S&P 500 Index+ [] Russell 1000 Growth Index++ [] Lehman Brothers Aggregate Bond Index+++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/04
Scudder Total Return Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,858	$9,851	$9,078	$19,379
	Average annual total return	-1.42%	-.50%	-1.92%	6.84%
Class B	Growth of $10,000	$10,071	$9,984	$9,128	$18,737
	Average annual total return	.71%	-.05%	-1.81%	6.48%
Class C	Growth of $10,000	$10,365	$10,183	$9,231	$18,872
	Average annual total return	3.65%	.61%	-1.59%	6.56%
Class R	Growth of $10,000	$10,412	$10,349	$9,485	$19,977
	Average annual total return	4.12%	1.15%	-1.05%	7.17%
S&P 500 Index+	Growth of $10,000	$10,942	$11,221	$8,940	$28,411
	Average annual total return	9.42%	3.92%	-2.22%	11.01%
Russell 1000 Growth Index++	Growth of $10,000	$10,338	$10,123	$6,646	$22,883
	Average annual total return	3.38%	.41%	-7.85%	8.63%
Lehman Brothers Aggregate Bond Index+++	Growth of $10,000	$10,553	$11,722	$14,410	$21,112
	Average annual total return	5.53%	5.44%	7.58%	7.76%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

+++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/04
Scudder Total Return Fund		1-Year	3-Year	5-Year	Life of Class**
Institutional Class*	Growth of $1,000,000	$1,050,100	$1,055,900	$979,500	$1,891,300
	Average annual total return	5.01%	1.83%	-.41%	7.07%
S&P 500 Index+	Growth of $1,000,000	$1,094,200	$1,122,100	$894,000	$2,416,900
	Average annual total return	9.42%	3.92%	-2.22%	9.92%
Russell 1000 Growth Index++	Growth of $1,000,000	$1,033,800	$1,012,300	$664,600	$1,993,000
	Average annual total return	3.38%	.41%	-7.85%	7.32%
Lehman Brothers Aggregate Bond Index+++	Growth of $1,000,000	$1,055,300	$1,172,200	$1,441,000	$1,885,600
	Average annual total return	5.53%	5.44%	7.58%	7.03%

The growth of $1,000,000 is cumulative.

The minimum investment for the Institutional Class is $1,000,000.

* On August 13, 2004, Class I shares of the Fund were renamed as Institutional Class.

** Institutional Class shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

+++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 10/31/04	$ 8.68	$ 8.69	$ 8.66	$ 8.68	$ 8.70
10/31/03	$ 8.44	$ 8.44	$ 8.42	$ 8.44	$ 8.45
Distribution Information: Twelve Months: Income Dividends as of 10/31/04	$ .15	$ .06	$ .07	$ .12	$ .17
Class A Lipper Rankings — Balanced Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	465	of	552	85
3-Year	404	of	450	90
5-Year	312	of	366	86
10-Year	107	of	153	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, Class R and Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class R	Institutional Class
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,011.60	$ 1,007.90	$ 1,007.00	$ 1,007.70	$ 1,012.90
Expenses Paid per $1,000*	$ 5.34	$ 9.48	$ 9.58	$ 7.31	$ 3.47
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Institutional Class
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,019.90	$ 1,015.76	$ 1,015.66	$1,017.92	$ 1,021.76
Expenses Paid per $1,000*	$ 5.36	$ 9.52	$ 9.62	$ 7.35	$ 3.48

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Institutional Class
Scudder Total Return Fund	1.05%	1.87%	1.89%	1.45%	.68%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Total Return Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Total Return Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

On November 16, 2004, the fund's Board approved a subadvisory agreement between DeIM and Deutsche Asset Management Investment Services Ltd. ("DeAMIS"). DeAMIS, One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the fund. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by DeIM from time-to-time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients.

DeIM and DeAMIS are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

The fund is managed by a team of investment professionals who share responsibility for the fund's investment management decisions.

Julie M. Van Cleave, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2002.

Head of Large Cap Growth Portfolio Selection Team.

Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.

MBA, University of Wisconsin — Madison.

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2004.

Over 32 years of investment industry experience.

MBA, Hofstra University.

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1997 and the fund in 2002.

Prior to that, portfolio manager, PaineWebber, from 1984 to 1997.

Began investment career in 1979.

MBA, University of Chicago.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 and the fund in 2002.

Head of Core Plus Fixed Income.

Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

Prior to that, credit officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Arnim S. Holzer

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999, having served with the equity and fixed-income investment committees.

Senior Investment Strategist for Asset Allocation.

Previous experience includes 18 years of investment industry experience, including three years managing Emerging Markets Fixed Income, Emerging Markets Equity and Emerging Markets balanced accounts at Deltec Asset Management Corporation.

Joined the fund in 2004.

MBA, Fordham University.

Brett Diment

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1991 and the fund in 2002.

Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash-based portfolios: London.

Began investment career in 1991.

In the following interview, the investment team discusses the market environment as well as Scudder Total Return Fund's new investment strategy and the fund's performance for the most recent fiscal year ended October 31, 2004.

Q:  Scudder Total Return Fund went through a recent restructuring. Tell us about it.

A:  In order to efficiently access the type of returns that Scudder Total Return Fund investors expect, we have broadened the investable universe for this fund. In the past, the fund's investment strategy consisted of a rather simple combination of large-capitalization growth US stocks and core US bonds to represent a diversified US market opportunity. This strategy had some shortcomings in market environments where either value stocks or small-cap stocks outperformed large-cap growth stocks. In addition, it is our view that the bond markets have also become much more sophisticated and broad in their opportunity set. The greater acceptance of US high-yield and international bonds has created numerous ways in which investors can diversify their bond returns within acceptable risk levels. As a result, it was decided by the board of directors that Scudder Total Return Fund could seek to enhance returns and reduce overall volatility by broadening the investable universe to include US large-cap value stocks, US small-cap stocks, high-yield bonds, international bonds and emerging-market bonds. The asset-allocation mix will be determined by the portfolio management team on a monthly basis supported by a quantitatively based risk management model overseen by the Advanced Research and Quantitative Strategies group at Deutsche Asset Management. The model will seek to manage risk, keeping it at a modest level across the underlying strategies. It is our expectation that these changes will help reduce volatility and provide opportunities for both relative and absolute performance, as these newly added asset classes provide opportunities for the fund.

Q:  How would you describe the investment environment for stocks during the 12 months ended October 31?

A:  During the latter portion of 2003 through the run-up to the presidential election, both bullish and bearish data points were plentiful within the stock market. On the positive side, the market benefited from continued economic growth, strong corporate earnings, a resilient consumer and continued low interest rates. On the negative side, we saw anemic employment growth, stubbornly high commodity prices (such as for oil and steel) and a number of unwelcome geopolitical events, including the ongoing insurgency in Iraq. In the end, the positive outweighed the negative during this period as the stock market in general, the fund and its benchmark indices all posted gains.

While market performance was positive during the period, market leadership changed dramatically over the last few months. As positive earnings surprises became less frequent and consensus earnings estimates were marginally reduced in some sectors, it became apparent that the growth rate of the economy and corporate earnings, while still squarely positive, had begun to slow. This slowing growth prompted investors to reassess the degree of risk they were willing to accept, and many began to gravitate toward higher-quality companies capable of producing consistent earnings growth and away from the smaller-capitalization, more cyclical stocks that had significantly outperformed in 2003.1 For the one-year period ended October 31, the S&P 500 index rose 9.42%.

1 Cyclical companies and industries are those that are subject to a pattern (cycle) of growth and decline, often related to greater trends in the economy.

Q:  How did the bond market perform during the annual period?

A:  The bond market continued to surprise many investors during the past 12 months. Interest rates had been widely expected to rise during 2004, but Treasury yields, as measured by the 10-year note, actually fell by about 0.30% over the 12 months ended October 31. This occurred despite the fact that the Federal Open Market Committee began raising the federal funds rate on June 30. The federal funds rate increased by 0.75% (in three 25-basis-point moves), ending the period at 1.75%. Additional increases occurred following the end of the period covered here. The recent 12-month period was characterized by bouts of significant volatility in the Treasury market. The market was surprised several times by unanticipated instances of both strength and weakness conveyed by economic statistics, particularly regarding employment growth. As a result, rates fell, rose and then fell again during the first 10 months of 2004, and the Treasury yield curve flattened significantly.2

Bond market performance over the period was better than many analysts had anticipated. The Lehman Brothers Aggregate Bond Index, the broadest measure of the US fixed-income markets, returned 5.53% for the 12 months ended October 31, 2004, while Treasury bonds returned 4.97% for the same period.3 Fixed-income market sectors that have somewhat higher yields than Treasuries (the so-called spread sectors) all outperformed benchmark Treasuries on a total return basis during the period. This trend was in place for much of the period; only during the second calendar quarter of 2004 — a period when rates rose and the bond market had negative returns on an absolute basis — did Treasuries outperform other market segments. During 2004, asset-backed securities were the best-performing part of the market compared with equal-duration Treasuries. This follows a solid performance year for the sector during 2003. On the other hand, single-family mortgage-backed securities, a sector that suffered several bouts of underperformance in 2003, have outperformed all other sectors except asset-backed securities so far this year. Corporate bonds continued to perform well as their interest rates moved closer to Treasury rates, and their fundamental measures of credit quality also improved throughout the year. Even government-agency securities have outperformed Treasuries this year, despite renewed accounting concerns at Fannie Mae.

2 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

3 The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value - weighted measure of treasury issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q:  Will you review the processes used for selecting stocks and bonds for the fund's portfolio?

A:  Our equity investment discipline starts with a thorough analysis of economic trends. For the fund's stock holdings, this analysis helps us in our effort to determine sectors and industries that we believe are, or will be, the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with Scudder's research analysts to identify companies within those industries that appear to offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

The fixed-income managers focus on smaller subsectors of the bond market and use a bottom-up issue-selection process, instead of selecting bonds based on macroeconomic events or trying to predict the direction of interest rates. It is their view that interest rate forecasts do not measurably add value in terms of generating excess return relative to the benchmark. The fixed-income managers select bonds by evaluating the individual creditworthiness and return potential of each security. They compare opportunities across fixed-income asset classes and among corporate bond sectors in an effort to achieve an attractive risk-versus-return profile. The primary function of the bond portfolio is to provide stable returns to offset some of the volatility in the larger, equity portion of the fund.

Q:  How did the fund perform in this environment?

A:  For its most recent fiscal year ended October 31, 2004, the fund posted a total return of 4.59%. (Class A shares unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for performance of other share classes and more complete performance information.) This compares with the 9.42% and 3.38% returns of the fund's equity benchmarks, the S&P 500 index and the Russell 1000 Growth Index, respectively. The fund's bond benchmark, the Lehman Brothers Aggregate Bond Index, returned 5.53%. The Lipper Balanced Funds category posted an average return of 7.02% for the 12-month period.4

4 The Lipper Balanced Funds category includes portfolios whose primary objective is to conserve principal by maintaining at all times a balance of stocks and bonds. Typically, the stock/bond ratio is around 60%/40%. It is not possible to invest directly in a Lipper category.

Historically, the equity portion of the fund has been managed based on a large-cap growth discipline. Over the last 12 months, the performance of large-cap growth stocks, as measured by the Russell 1000 Growth Index, while positive, lagged the returns of large-cap value stocks and smaller-capitalization stocks. The Russell 1000 Growth Index returned 3.38% for the 12 months ended October 31, while the Russell 1000 Value Index and the Russell 2000 Index returned 15.45% and 11.73%, respectively.5 Therefore, while the equity portion of the portfolio achieved competitive performance within the large-cap growth sector of the market, the significant performance disparity outlined above contributed to the relative underperformance of the fund compared with its peers.

5 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, an index that measures the performance of the 3,000 largest US companies based on total market capitalization. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

6 "Overweight" means the fund holds a higher weighting than the benchmark index; "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark index.

Q:  What helped the fund's equity performance?

A:  In a continued example of adding value through top-down sector allocation, our overweight in the energy sector proved to be additive to performance.6 While oil prices approached near all-time highs in nominal terms by the end of the period, our investment thesis remained focused on the long-term growth opportunities created by a chronic underinvestment in the exploration and production of new reserves. An exception to this underinvestment within the oil and gas industry is EOG Resources, Inc. EOG raised its forecast for production growth based on the potential of its assets in the Barnett Shale region of Texas. EOG's shares surged during the period, rewarding our overweight. Another point of emphasis within the energy sector remains the energy equipment and service industry, as these firms provide the necessary tools for increased exploration. Nabors Industries, Ltd. was a case in point, gaining strongly during the 12-month period.

Security selection within the health care sector also proved positive for relative performance during the period. UnitedHealth Group, Inc. completed its acquisition of Oxford Health Plans (not held at year-end), enhancing its leadership position within its industry and giving it a more meaningful presence in the key metro New York market. Shares of UnitedHealth Group surged during the last 12 months. Additionally, within the health care sector, we continue to emphasize the biotechnology and medical equipment industries, as opportunities for additional growth appear plentiful. Examples of strength within these industries include biotechnology holding Biogen Idec, Inc. and medical equipment company Zimmer Holdings, Inc., both of which realized healthy gains over the last year.

Q:  What detracted from the fund's equity performance?

A:  Our positioning in the technology and consumer staples sectors detracted from overall performance during the annual period. Despite reducing our exposure to the highly cyclical semiconductor and semiconductor equipment industry, weakness was visible in industry constituents Intel Corp. and Texas Instruments, Inc. Within the consumer staples sector, Colgate-Palmolive Co. fell after reporting that earnings came in short of consensus estimates. The company, which had a long history of consistent earnings growth, pointed to rising raw materials costs and higher marketing expenses as the reason for the earnings disappointment.

Q:  What were the biggest contributors to fixed-income performance?

A:  The fixed-income portion of the fund continued to benefit from an overweight position in corporate bonds, a sector that outperformed equal-duration Treasuries for the period. An overweight in utilities, the best-performing subsector among corporates, aided performance, as did selective investments within banking, telecom and insurance. However, investments within the cable-media sector detracted from performance during the period. Overweight positions among asset-backed securities helped performance, while a concentration in structured securities (collateralized mortgage obligations) within the single-family mortgage-backed sector was a slight drag on performance, compared with the mortgage benchmark, as pass-through spreads tighten in periods of low-prepayment volatility.

Q:  Any final thoughts?

A:  In terms of stocks, as it has become increasingly likely that the rate of economic and earnings growth will slow as the cycle matures, market leadership continues to shift to sectors with more sustainable earnings growth and to higher-quality companies across each sector. In the near term, as the economic and geopolitical landscapes continue to evolve, the stock market appears content to take a wait-and-see approach. Longer term, however, it is important to note that some of the largest gains in the last bull market took place as the cycle matured. As a result, investor attention has begun to focus on large-cap, high-quality companies capable of producing consistent revenue and earnings growth. Given this market backdrop, we are enthused at the prospects for the equity portion of the fund and optimistic that our strategy will continue to be rewarded.

Regarding the fixed-income markets, we are reasonably confident that inflation will not be a major obstacle to favorable performance. This is because US wages are stable, and also because major corporations can still export labor to countries where it is less expensive. This means that there is plenty of room for worldwide economic recovery without significant wage and price inflation. In turn, the Federal Reserve can move at a measured pace to raise short-term interest rates. This policy continues to be favorable for the bond market.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2004

Asset Allocation (Excludes Securities Lending Collateral)	10/31/04	10/31/03

Common Stocks	65%	60%
Corporate Bonds	9%	10%
Collateralized Mortgage Obligations	8%	8%
Commercial and Non-Agency Mortgage-Backed Securities	4%	—
US Government Backed	3%	4%
Foreign Bonds — US$ Denominated	3%	3%
Asset Backed	3%	5%
US Government Agency Sponsored Pass-Throughs	2%	6%
Municipal Investments	2%	1%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/04	10/31/03

Information Technology	20%	26%
Health Care	20%	21%
Consumer Discretionary	14%	14%
Financials	12%	10%
Consumer Staples	11%	12%
Energy	10%	6%
Industrials	8%	9%
Utilities	2%	—
Materials	2%	1%
Telecommunication Services	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2004 (18.9% of Net Assets)
1. Microsoft Corp. Developer of computer software	2.8%
2. General Electric Co. Industrial conglomerate	2.4%
3. Johnson & Johnson Provider of health care products	2.1%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.0%
5. Wal-Mart Stores, Inc. Operator of discount stores	2.0%
6. Genentech, Inc. Developer and discoverer of human pharmaceuticals	1.7%
7. Cisco Systems, Inc. Developer of computer network products	1.6%
8. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	1.5%
9. American Express Co. Provider of travel-related, financial advisory and international banking services	1.4%
10. UnitedHealth Group, Inc. Operator of organized health systems	1.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2004

	Shares	Value ($)

Common Stocks 64.7%
Consumer Discretionary 9.6%
Automobiles 1.0%
Harley-Davidson, Inc.	330,700	19,038,399
Hotels Restaurants & Leisure 1.6%
International Game Technology	502,500	16,602,600
YUM! Brands, Inc.	310,500	13,506,750
		30,109,350
Internet & Catalog Retail 0.7%
eBay, Inc.*	128,300	12,523,363
Media 3.0%
Comcast Corp., "A"*	346,600	10,065,264
McGraw-Hill Companies, Inc.	190,700	16,447,875
Omnicom Group, Inc.	223,400	17,626,260
Viacom, Inc., "B"	321,904	11,746,277
		55,885,676
Multiline Retail 1.8%
Kohl's Corp.*	151,400	7,685,064
Target Corp.	522,700	26,145,454
		33,830,518
Specialty Retail 1.5%
Bed Bath & Beyond, Inc.*	101,300	4,132,027
Home Depot, Inc.	84,650	3,477,422
Lowe's Companies, Inc.	190,400	10,715,712
Staples, Inc.	277,800	8,261,772
		26,586,933
Consumer Staples 7.8%
Beverages 1.7%
Coca-Cola Co.	101,100	4,110,726
PepsiCo, Inc.	561,600	27,844,128
		31,954,854
Food & Drug Retailing 2.7%
Wal-Mart Stores, Inc.	673,200	36,298,944
Walgreen Co.	386,100	13,857,129
		50,156,073
Food Products 1.0%
Dean Foods Co.*	96,700	2,886,495
Hershey Foods Corp.	165,900	8,409,471
Kellogg Co.	141,400	6,080,200
		17,376,166
Household Products 2.4%
Colgate-Palmolive Co.	422,700	18,860,874
Procter & Gamble Co.	499,700	25,574,646
		44,435,520
Energy 6.0%
Energy Equipment & Services 2.7%
Baker Hughes, Inc.	349,600	14,973,368
Nabors Industries Ltd.*	278,000	13,655,360
Schlumberger Ltd.	258,400	16,263,696
Transocean, Inc.*	163,100	5,749,275
		50,641,699
Oil & Gas 3.3%
Burlington Resources, Inc.	361,600	15,006,400
ConocoPhillips	226,400	19,087,784
Devon Energy Corp.	213,700	15,807,389
EOG Resources, Inc.	160,200	10,662,912
		60,564,485
Financials 6.1%
Banks 0.8%
Bank of America Corp.	351,600	15,748,164
Capital Markets 1.3%
Goldman Sachs Group, Inc.	63,100	6,207,778
Lehman Brothers Holdings, Inc.	81,900	6,728,085
Morgan Stanley	214,100	10,938,369
		23,874,232
Consumer Finance 1.4%
American Express Co.	502,000	26,641,140
Diversified Financial Services 1.4%
Citigroup, Inc.	433,129	19,217,934
Fannie Mae	85,000	5,962,750
		25,180,684
Insurance 1.2%
AFLAC, Inc.	301,300	10,810,644
American International Group, Inc.	184,100	11,176,711
		21,987,355
Health Care 14.2%
Biotechnology 3.1%
Amgen, Inc.*	55,000	3,124,000
Biogen Idec, Inc.*	103,400	6,013,744
Genentech, Inc.*	679,400	30,933,082
Gilead Sciences, Inc.*	488,000	16,899,440
		56,970,266
Health Care Equipment & Supplies 3.7%
Baxter International, Inc.	308,900	9,501,764
Boston Scientific Corp.*	333,400	11,769,020
C.R. Bard, Inc.	138,800	7,883,840
Hospira, Inc.*	49,050	1,565,185
Medtronic, Inc.	338,100	17,280,291
Zimmer Holdings, Inc.*	275,300	21,360,527
		69,360,627
Health Care Providers & Services 1.4%
UnitedHealth Group, Inc.	365,500	26,462,200
Pharmaceuticals 6.0%
Abbott Laboratories	490,700	20,918,541
Eli Lilly & Co.	270,700	14,864,137
Johnson & Johnson	650,962	38,003,162
Pfizer, Inc.	1,254,975	36,331,526
		110,117,366
Industrials 5.5%
Aerospace & Defense 1.3%
United Technologies Corp.	258,100	23,956,842
Air Freight & Logistics 0.9%
FedEx Corp.	174,800	15,927,776
Industrial Conglomerates 3.0%
3M Co.	138,500	10,743,445
General Electric Co.	1,304,800	44,519,776
		55,263,221
Machinery 0.3%
Caterpillar, Inc.	75,200	6,056,608
Information Technology 14.7%
Communications Equipment 2.2%
Cisco Systems, Inc.*	1,520,200	29,203,042
QUALCOMM, Inc.	278,000	11,623,180
		40,826,222
Computers & Peripherals 2.9%
Dell, Inc.*	272,100	9,539,826
EMC Corp.*	1,587,900	20,436,273
International Business Machines Corp.	263,900	23,685,025
		53,661,124
IT Consulting & Services 1.6%
Accenture Ltd., "A"*	440,600	10,666,926
Fiserv, Inc.*	346,900	12,328,826
Paychex, Inc.	170,600	5,594,656
		28,590,408
Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	1,078,800	24,014,088
Linear Technology Corp.	377,200	14,288,336
Texas Instruments, Inc.	295,900	7,234,755
		45,537,179
Software 5.5%
Adobe Systems, Inc.	62,800	3,518,684
Electronic Arts, Inc.*	343,000	15,407,560
Intuit, Inc.*	181,900	8,250,984
Microsoft Corp.	1,873,500	52,439,265
MicroStrategy, Inc.*	24	1,440
Oracle Corp.*	796,800	10,087,488
Symantec Corp.*	218,500	12,441,390
		102,146,811
Materials 0.6%
Chemicals
Ecolab, Inc.	316,200	10,703,370
Telecommunication Services 0.2%
Diversified Telecommunication Services
Verizon Communications, Inc.	112,700	4,406,570
Total Common Stocks (Cost $911,176,454)		1,196,521,201

Warrants 0.0%
Information Technology
Software
MircoStrategy, Inc.* (Cost $0)	106	14

Preferred Stocks 0.0%
Utilities
Electric Utilities
TNP Enterprises, Inc., 14.50%, Series D (Cost $192,783)	1,600	184,000

Convertible Preferred Stocks 0.0%
Materials
Chemicals
Hercules Trust II, 6.50% (Cost $282,035)	435	348,000
	Principal Amount ($)	Value ($)

Convertible Bond 0.0%
Consumer Discretionary
Textiles, Apparel & Luxury Goods
DIMON, Inc., 6.25%, 3/31/2007 (Cost $189,665)	205,000	192,187

Corporate Bonds 8.6%
Consumer Discretionary 1.0%
Adesa, Inc., 7.625%, 6/15/2012	160,000	167,200
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	185,000	179,913
Cablevision Systems New York Group:
144A, 6.669%**, 4/1/2009	155,000	163,525
144A, 8.0%, 4/15/2012	40,000	43,000
Caesars Entertainment, Inc., 9.375%, 2/15/2007	160,000	178,800
Carrols Corp., 9.5%, 12/1/2008	85,000	87,656
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	195,000	209,138
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	2,406,000	2,951,924
Comcast Cable Communications, Inc., 6.2%, 11/15/2008	475,000	517,993
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	2,404,000	2,828,335
CSC Holdings, Inc., 7.875%, 12/15/2007	235,000	253,213
DaimlerChrysler NA Holdings Corp., 4.75%, 1/15/2008	1,710,000	1,761,746
Dex Media East LLC/Financial, 12.125%, 11/15/2012	711,000	883,417
DIMON, Inc., Series B, 9.625%, 10/15/2011	640,000	683,200
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012	60,000	61,875
Series D, 9.0%, 5/1/2009	150,000	143,625
EchoStar DBS Corp.:
144A, 6.375%, 10/1/2011	125,000	129,531
144A, 6.625%, 10/1/2014	95,000	97,138
Foot Locker, Inc., 8.5%, 1/15/2022	95,000	101,650
Friendly Ice Cream Corp., 8.375%, 6/15/2012	230,000	219,650
General Motors Corp.:
8.25%, 7/15/2023	215,000	223,965
8.375%, 7/15/2033	130,000	135,276
Jacobs Entertainment Co., 11.875%, 2/1/2009	390,000	444,600
Kellwood Co., 7.625%, 10/15/2017	85,000	93,793
LIN Television Corp., 6.5%, 5/15/2013	85,000	87,550
Mediacom LLC, 9.5%, 1/15/2013	290,000	284,200
MGM MIRAGE, 8.375%, 2/1/2011	370,000	417,175
NCL Corp., 144A, 10.625%, 7/15/2014	155,000	161,200
PEI Holding, Inc., 11.0%, 3/15/2010	265,000	307,731
Petro Stopping Centers, 9.0%, 2/15/2012	285,000	304,950
Premier Entertainment Biloxi LLC\Finance, 10.75%, 2/1/2012	145,000	154,425
PRIMEDIA, Inc.:
144A, 7.086%**, 5/15/2010	160,000	166,000
8.875%, 5/15/2011	135,000	140,737
Rent-Way, Inc., 11.875%, 6/15/2010	140,000	156,100
Schuler Homes, Inc., 10.5%, 7/15/2011	265,000	304,750
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	390,000	409,500
8.75%, 12/15/2011	300,000	327,000
Sonic Automotive, Inc., 8.625%, 8/15/2013	330,000	348,975
Toys "R" Us, Inc.:
7.375%, 10/15/2018	335,000	311,550
7.875%, 4/15/2013	250,000	250,625
TRW Automotive, Inc., 11.0%, 2/15/2013	310,000	368,900
United Auto Group, Inc., 9.625%, 3/15/2012	275,000	305,937
Venetian Casino Resort LLC, 11.0%, 6/15/2010	200,000	229,750
VICORP Restaurants, Inc., 10.5%, 4/15/2011	110,000	110,000
Visteon Corp.:
7.0%, 3/10/2014	110,000	103,400
8.25%, 8/1/2010	250,000	260,000
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	175,000	186,375
Williams Scotsman, Inc., 9.875%, 6/1/2007	225,000	216,000
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011	205,000	194,750
		18,667,743
Consumer Staples 0.1%
Agrilink Foods, Inc., 11.875%, 11/1/2008	46,000	47,955
B&G Foods Holdings Corp., 8.0%, 10/1/2011	60,000	63,300
Gold Kist, Inc., 10.25%, 3/15/2014	81,000	90,720
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	95,000	96,425
Pinnacle Foods Holding Corp.:
144A, 8.25%, 12/1/2013	170,000	160,650
144A, 8.26%, 12/1/2013	40,000	37,800
Standard Commercial Corp., 8.0%, 4/15/2012	160,000	164,800
Swift & Co., 12.5%, 1/1/2010	195,000	216,938
United Agri Products, Inc., 144A, 8.25%, 12/15/2011	80,000	86,400
Wornick Co., 144A, 10.875%, 7/15/2011	180,000	194,400
		1,159,388
Energy 1.4%
Avista Corp., 9.75%, 6/1/2008	275,000	324,595
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	970,000	1,159,591
Chesapeake Energy Corp.:
6.875%, 1/15/2016	160,000	171,200
9.0%, 8/15/2012	110,000	126,775
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	285,000	289,987
Duke Capital LLC, 4.302%, 5/18/2006	3,667,000	3,730,036
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	240,000	272,700
Edison Mission Energy, 7.73%, 6/15/2009	400,000	426,000
El Paso Production Holding Corp., 7.75%, 6/1/2013	240,000	250,200
Enterprise Products Operating LP, 7.5%, 2/1/2011	2,204,000	2,528,409
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	245,000	248,675
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	7,330,000	7,848,158
Pemex Project Funding Master Trust, 144A, 3.18%**, 6/15/2010	2,435,000	2,476,395
Pride International, Inc., 144A, 7.375%, 7/15/2014	25,000	28,125
Southern Natural Gas, 8.875%, 3/15/2010	190,000	213,987
Stone Energy Corp., 8.25%, 12/15/2011	295,000	320,075
Tri-State Generation & Transmission Association, 144A, 6.04%, 1/31/2018	4,000,000	4,222,840
Williams Cos., Inc.:
8.125%, 3/15/2012	335,000	393,625
8.75%, 3/15/2032	215,000	244,025
		25,275,398
Financials 2.4%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	330,000	347,325
American General Finance Corp., Series H, 4.0%, 3/15/2011	6,320,000	6,171,815
AmeriCredit Corp., 9.25%, 5/1/2009	485,000	515,312
BF Saul REIT, 7.5%, 3/1/2014	350,000	357,875
Capital One Bank:
4.875%, 5/15/2008	565,000	586,713
5.75%, 9/15/2010	465,000	496,921
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	100,000	103,500
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	285,000	300,675
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	285,000	332,341
Ford Motor Credit Co.:
5.8%, 1/12/2009	1,430,000	1,475,260
6.875%, 2/1/2006	10,484,000	10,899,963
General Motors Acceptance Corp.:
5.625%, 5/15/2009	765,000	772,489
6.75%, 1/15/2006	3,460,000	3,580,865
6.875%, 9/15/2011	2,332,000	2,427,577
Goldman Sachs Group, Inc., 4.75%, 7/15/2013	2,079,000	2,060,120
HSBC Bank USA, 5.875%, 11/1/2034	1,345,000	1,349,659
Merrill Lynch & Co., Inc., Series C, 5.45%, 7/15/2014	1,880,000	1,963,367
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	2,925,000	3,040,219
Poster Financial Group, Inc., 8.75%, 12/1/2011	190,000	199,025
PXRE Capital Trust I, 8.85%, 2/1/2027	225,000	225,000
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	145,000	177,262
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,500,000	1,479,036
Republic New York Corp., 5.875%, 10/15/2008	3,125,000	3,354,297
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	130,000	136,500
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	255,000	212,925
UGS Corp., 144A, 10.0%, 6/1/2012	120,000	134,400
Universal City Development, 11.75%, 4/1/2010	230,000	267,950
Wachovia Bank NA, 4.8%, 11/1/2014	1,715,000	1,713,594
		44,681,985
Health Care 0.2%
AmerisourceBergen Corp., 7.25%, 11/15/2012	117,000	126,945
Curative Health Services, Inc., 10.75%, 5/1/2011	155,000	137,950
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	175,000	175,875
Health Care Service Corp., 144A, 7.75%, 6/15/2011	2,000,000	2,324,464
HEALTHSOUTH Corp., 10.75%, 10/1/2008	130,000	135,525
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	135,000	135,000
Interactive Health LLC, 144A, 7.25%, 4/1/2011	120,000	104,400
National Mentor, Inc., 144A, 9.625%, 12/1/2012	70,000	70,000
Tenet Healthcare Corp., 6.375%, 12/1/2011	790,000	720,875
		3,931,034
Industrials 0.5%
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	520,000	479,700
AMI Semiconductor, Inc., 10.75%, 2/1/2013	67,000	78,558
Auburn Hills Trust, 12.375%, 5/1/2020	223,000	344,916
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	1,898,358	2,051,450
Browning-Ferris Industries:
7.4%, 9/15/2035	145,000	123,612
9.25%, 5/1/2021	65,000	68,088
Cenveo Corp., 7.875%, 12/1/2013	155,000	149,575
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	85,000	90,950
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	280,000	299,250
Collins & Aikman Products, 10.75%, 12/31/2011	280,000	279,300
Cornell Cos., Inc., 10.75%, 7/1/2012	230,000	239,775
Corrections Corp. of America, 9.875%, 5/1/2009	200,000	225,000
Dana Corp.:
7.0%, 3/1/2029	235,000	230,300
9.0%, 8/15/2011	265,000	315,350
Erico International Corp., 8.875%, 3/1/2012	160,000	167,200
Golden State Petroleum Transportation Co., 8.04%, 2/1/2019	120,000	122,287
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	200,000	220,500
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	330,000	367,950
Joy Global, Inc., Series B, 8.75%, 3/15/2012	15,000	16,950
Kansas City Southern:
7.5%, 6/15/2009	230,000	239,200
9.5%, 10/1/2008	260,000	289,250
Laidlaw International, Inc., 10.75%, 6/15/2011	160,000	184,000
Meritage Homes Corp., 7.0%, 5/1/2014	215,000	220,644
Millennium America, Inc.:
7.625%, 11/15/2026	375,000	360,000
9.25%, 6/15/2008	215,000	239,725
144A, 9.25%*, 6/15/2008	140,000	156,100
Samsonite Corp., 8.875%, 6/1/2011	95,000	101,175
Sea Containers Ltd., 10.5%, 5/15/2012	120,000	123,750
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	185,000	184,306
Ship Finance International Ltd., 8.5%, 12/15/2013	330,000	334,950
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	250,000	254,375
10.375%, 7/1/2012	105,000	118,125
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	125,000	144,375
United Rentals North America, Inc.:
6.5%, 2/15/2012	265,000	262,350
7.0%, 2/15/2014	120,000	110,700
7.75%, 11/15/2013	165,000	159,637
Westlake Chemical Corp., 8.75%, 7/15/2011	86,000	96,965
		9,450,338
Information Technology 0.0%
Activant Solutions, Inc., 10.5%, 6/15/2011	220,000	229,350
Itron, Inc., 144A, 7.75%, 5/15/2012	120,000	121,500
Lucent Technologies, Inc., 6.45%, 3/15/2029	495,000	425,081
		775,931
Materials 0.8%
ARCO Chemical Co., 9.8%, 2/1/2020	775,000	860,250
Boise Cascade LLC:
144A, 5.005%**, 10/15/2012	60,000	61,350
144A, 7.125%, 10/15/2014	80,000	83,505
Caraustar Industries, Inc., 9.875%, 4/1/2011	130,000	141,050
Dayton Superior Corp., 10.75%, 9/15/2008	180,000	191,700
Equistar Chemicals LP, 8.75%, 2/15/2009	25,000	27,500
Georgia-Pacific Corp.:
8.0%, 1/15/2024	540,000	625,050
9.375%, 2/1/2013	275,000	323,812
Hercules, Inc.:
6.75%, 10/15/2029	225,000	229,500
11.125%, 11/15/2007	110,000	133,100
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	250,000	288,750
Huntsman LLC, 11.625%, 10/15/2010	255,000	300,581
IMC Global, Inc., 10.875%, 8/1/2013	105,000	132,563
International Paper Co., 6.75%, 9/1/2011	5,275,000	5,929,037
International Steel Group, Inc., 6.5%, 4/15/2014	445,000	476,150
Omnova Solutions, Inc., 11.25%, 6/1/2010	190,000	210,900
Owens-Brockway Glass Container, 8.25%, 5/15/2013	200,000	220,000
Pliant Corp., Step-up Coupon, 0% to 12/15/2006, 11.125% to 06/15/2009	70,000	62,300
11.125%, 9/1/2009	185,000	198,875
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	105,000	107,625
TriMas Corp., 9.875%, 6/15/2012	440,000	451,000
United States Steel LLC, 9.75%, 5/15/2010	269,000	308,005
Weyerhaeuser Co., 7.375%, 3/15/2032	2,690,000	3,137,863
		14,500,466
Telecommunication Services 0.6%
AT&T Corp., 8.75%, 11/15/2031	175,000	202,563
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	2,221,000	2,385,931
BellSouth Corp., 5.2%, 9/15/2014	3,135,000	3,198,104
Cincinnati Bell, Inc., 8.375%, 1/15/2014	600,000	573,000
Dobson Cellular Systems, Inc.:
144A, 6.96%**, 11/1/2011	100,000	102,750
144A, 8.375%, 11/1/2011	70,000	72,188
GCI, Inc., 7.25%, 2/15/2014	165,000	163,350
Insight Midwest LP, 9.75%, 10/1/2009	105,000	110,381
MCI, Inc.:
6.688%, 5/1/2009	95,000	93,694
7.735%, 5/1/2014	725,000	698,719
Nextel Communications, Inc., 5.95%, 3/15/2014	150,000	153,375
Northern Telecom Capital, 7.875%, 6/15/2026	395,000	387,100
PanAmSat Corp., 144A, 9.0%, 8/15/2014	385,000	408,100
Qwest Corp.:
7.25%, 9/15/2025	1,125,000	1,029,375
144A, 7.875%, 9/1/2011	640,000	681,600
		10,260,230
Utilities 1.6%
AES Corp., 144A, 8.75%, 5/15/2013	95,000	109,725
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	200,000	225,500
Appalachian Power Co., Series E, 4.8%, 6/15/2005	8,730,000	8,852,848
Cleveland Electric Illuminating Co., 5.65%, 12/15/2013	3,655,000	3,816,408
CMS Energy Corp., 8.5%, 4/15/2011	135,000	153,225
DPL, Inc., 6.875%, 9/1/2011	525,000	572,250
Illinova Corp., 11.5%, 12/15/2010	240,000	284,622
Indiana Michigan Power Co., 6.375%, 11/1/2012	5,040,000	5,569,281
Midwest Generation LLC, 8.75%, 5/1/2034	100,000	113,250
NorthWestern Corp., 144A, 5.875%, 11/1/2014	195,000	201,094
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	545,000	600,181
Progress Energy, Inc., 6.75%, 3/1/2006	8,975,000	9,411,320
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	135,000	153,900
10.0%, 10/1/2009	75,000	90,375
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	245,000	263,375
		30,417,354
Total Corporate Bonds (Cost $154,806,993)		159,119,867

Asset Backed 3.0%
Automobile Receivables 0.9%
Credit Acceptance Auto Dealer Loan Trust, "A", Series 2004-1, 144A, 2.53%, 8/17/2009	2,810,000	2,805,939
Drive Auto Receivables Trust:
"A3", Series 2004-1, 144A, 3.5%, 8/15/2008	3,685,000	3,718,395
"A4", Series 2002-1, 144A, 4.09%, 1/15/2008	3,105,000	3,137,233
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	6,595,000	6,621,744
"B", Series 2002-2, 4.67%, 3/15/2010	1,143,104	1,130,733
		17,414,044
Credit Card Receivables 0.0%
MBNA Credit Card Master Note Trust, "A2", Series 2004-A2, 2.02%**, 7/15/2013	240,000	239,985
Home Equity Loans 1.8%
Argent NIM Trust, "A", Series 2004-WN10, 144A, 4.212%, 11/25/2034	3,060,000	3,060,000
Centex Home Equity:
"AF6", Series 2002-D, 4.66%, 12/25/2032	6,430,000	6,609,516
"AF6", Series 2002-A, 5.54%, 1/25/2032	6,090,000	6,280,551
Chase Funding Mortgage Loan Trust, "IA5", Series 1999-2, 7.333%, 11/25/2011	2,499,231	2,541,367
Countrywide Home Equity Loan Trust:
"NOTE", Series 2004-C, 2.09%**, 1/15/2034	1,280,587	1,278,026
"2A", Series 2004-0, 2.15%**, 2/15/2034	9,230,000	9,221,347
Greenpoint Home Equity Loan Trust, "A", Series 2004-4, 2.15%**, 8/15/2030	4,415,132	4,414,876
		33,405,683
Industrials 0.3%
Delta Air Lines, Inc., "G-2", Series 2002-1, 6.417%, 7/2/2012	4,905,000	5,054,290
Total Asset Backed (Cost $56,213,862)		56,114,002

Foreign Bonds — US$ Denominated 3.1%
Antenna TV SA, 9.0%, 8/1/2007	125,000	126,250
Aries Vermogensverwaltung GmbH, 144A, Series C, 9.6%, 10/25/2014	250,000	291,875
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	6,805,000	7,963,415
Axtel SA, 11.0%, 12/15/2013	260,000	270,400
Biovail Corp., 7.875%, 4/1/2010	130,000	134,875
Burns Philp Capital Property, 10.75%, 2/15/2011	105,000	117,600
Cascades, Inc., 7.25%, 2/15/2013	330,000	356,400
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	275,000	269,500
Citigroup Global (Severstal), 8.625%, 2/24/2009	76,000	75,210
Conproca SA de CV, 12.0%, 6/16/2010	240,000	304,800
Cosan SA Industria E Comercio, 144A, 9.0%, 11/1/2009	55,000	55,550
CP Ships Ltd., 10.375%, 7/15/2012	190,000	218,975
Crown Euro Holdings SA, 10.875%, 3/1/2013	180,000	213,750
Deutsche Telekom International Finance BV, 8.25%, 6/15/2030	4,408,000	5,816,638
Dresdner Bank (Kyivstar), 144A, 10.375%, 8/17/2009	100,000	110,500
Eircom Funding, 8.25%, 8/15/2013	260,000	289,250
Embratel, Series B, 11.0%, 12/15/2008	210,000	233,625
Endurance Specialty Holdings Ltd., 7.0%, 7/15/2034	560,000	569,718
Esprit Telecom Group PLC, 11.5%, 12/15/2007 *	2,370,000	237
Fage Dairy Industry SA, 9.0%, 2/1/2007	685,000	688,425
Federative Republic of Brazil, 8.875%, 10/14/2019	225,000	222,188
Flextronics International Ltd., 6.5%, 5/15/2013	230,000	241,500
Gaz Capital SA, 144A, 8.625%, 4/28/2034	200,000	222,500
Gazprom OAO, 144A, 9.625%, 3/1/2013	190,000	218,500
Grupo Posadas SA de CV, 144A, 8.75%, 10/4/2011	75,000	76,875
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	315,000	318,150
Innova S. de R.L., 9.375%, 9/19/2013	190,000	211,375
INTELSAT, 6.5%, 11/1/2013	210,000	180,082
ISPAT Inland ULC, 9.75%, 4/1/2014	240,000	291,600
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	320,000	364,800
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	340,000	380,800
LeGrand SA, 8.5%, 2/15/2025	185,000	212,288
LG Telecom Ltd., 144A, 8.25%, 7/15/2009	180,000	191,732
Luscar Coal Ltd., 9.75%, 10/15/2011	255,000	290,700
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	6,255,000	6,289,565
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	370,000	373,700
Mizuho Financial Group , 8.375%, 12/29/2049	5,260,000	5,732,874
Mobifon Holdings BV, 12.5% , 7/31/2010	170,000	201,450
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	160,000	163,600
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	160,000	140,000
Nortel Networks Corp., 6.875%, 9/1/2023	90,000	83,700
Nortel Networks Ltd., 6.125%, 2/15/2006	680,000	695,300
Petroleos Mexicanos, Series P, 9.5%, 9/15/2027	1,250,000	1,546,875
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	792,005	902,886
QBE Insurance Group Ltd., 144A, 5.647%**, 7/1/2023	3,600,000	3,567,658
Republic of Turkey:
7.25%, 3/15/2015	85,000	85,000
9.0%, 6/30/2011	50,000	55,562
9.5%, 1/15/2014	130,000	149,175
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	175,000	167,125
Royal Bank of Scotland Group PLC, Series 3, 7.816%, 11/29/2049	2,675,000	2,816,079
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	160,000	132,208
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	2,610,000	2,891,136
Secunda International Ltd., 144A, 9.76%**, 9/1/2012	110,000	108,350
Shaw Communications, Inc.:
"B", 7.25%, 4/6/2011	180,000	198,000
8.25%, 4/11/2010	420,000	481,950
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	150,000	155,625
Sistema Capital SA, 144A, 8.875%, 1/28/2011	95,000	97,138
Stena AB, 9.625%, 12/1/2012	145,000	163,306
Tembec Industries, Inc., 8.5%, 2/1/2011	685,000	700,412
TFM SA de CV:
10.25%, 6/15/2007	395,000	414,750
11.75%, 6/15/2009	240,000	244,200
12.5%, 6/15/2012	82,000	93,070
Tyco International Group SA:
6.75%, 2/15/2011	223,000	252,215
6.875%, 1/15/2029	2,850,000	3,237,395
7.0%, 6/15/2028	1,365,000	1,560,629
United Mexican States, Series A, 6.75%, 9/27/2034	1,040,000	1,016,600
Vicap SA, 11.375%, 5/15/2007	25,000	25,250
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	145,000	143,550
Vitro SA de CV, 144A, Series A, 11.75%, 11/1/2013	185,000	178,525
Total Foreign Bonds — US$ Denominated (Cost $57,235,020)		56,594,941

US Government Backed 3.3%
US Treasury Bond:
6.0%, 2/15/2026	24,615,000	28,410,141
7.25%, 5/15/2016	4,827,000	6,123,503
US Treasury Note:
1.5%, 3/31/2006	23,605,000	23,327,452
3.125%, 10/15/2008	865,000	866,893
4.375%, 8/15/2012	3,052,000	3,165,855
Total US Government Backed (Cost $59,906,196)		61,893,844

US Government Agency Sponsored Pass-Throughs 2.3%
Federal Home Loan Mortgage Corp., 5.0%, 7/1/2018	3,223,022	3,291,033
Federal National Mortgage Association:
4.5%, 12/1/2018	1,273,503	1,280,259
5.0% with various maturities from 6/1/2018 until 3/1/2034	8,880,954	8,938,867
5.5% with various maturities from 3/1/2018 until 5/1/2034	13,373,227	13,755,002
6.305%, 2/1/2008	4,821,743	5,144,564
6.5% with various maturities from 4/1/2017 until 11/1/2033	5,737,545	6,063,847
7.13%, 1/1/2012	2,768,386	2,950,190
8.0%, 9/1/2015	1,243,783	1,325,990
Total US Government Agency Sponsored Pass-Throughs (Cost $42,347,607)		42,749,752

US Government Sponsored Agencies 0.2%
Federal National Mortgage Association, 5.78%, 10/1/2008 (Cost $2,941,038)	2,734,160	2,905,245

Commercial and Non-Agency Mortgage-Backed Securities 3.5%
Bank of America Mortgage Securities, "2A6", Series 2004-G, 4.657%, 8/25/2034	6,600,000	6,755,817
Bank of America-First Union Commercial Mortgage, Inc., "A1", Series 2001-3, 4.89%, 4/11/2037	3,189,197	3,291,614
Chase Commercial Mortgage Securities Corp., "A1", Series 2000-1, 7.656%, 4/15/2032	2,530,279	2,630,038
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2004-NCM-1, 6.5%, 6/25/2034	4,091,654	4,251,339
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	848,642	880,015
Countrywide Alternative Loan Trust:
"1A1", Series 2004-J1, 6.0%, 2/25/2034	1,781,112	1,815,022
"1A1", Series 2004-J8, 7.0%, 9/25/2034	4,361,348	4,623,037
Countrywide Home Loans, "A5", Series 2002-27, 5.5%, 12/25/2032	2,442,835	2,447,094
DLJ Mortgage Acceptance Corp.:
"A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	2,425,762	2,609,195
"A1B", Series 1997-CF1,144A, 7.6%, 5/15/2030	2,675,497	2,868,014
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	2,737,743	2,946,224
LB-UBS Commercial Mortgage Trust, "A1", Series 2003-C8, 3.636%, 11/15/2027	3,831,890	3,839,746
Master Adjustable Rate Mortgages Trust, "9A2", Series 2004-5, 4.88%, 6/25/2032	4,622,000	4,678,835
Master Alternative Loan Trust:
"2A1", Series 2004-3, 6.25%, 4/25/2034	6,119,373	6,318,638
"3A1", Series 2004-5, 6.5%, 6/25/2034	1,157,988	1,206,114
"8A1", Series 2004-3, 7.0%, 4/25/2034	2,577,449	2,685,777
NYC Mortgage Loan Trust, "A3", Series 1996, 144A, 6.75%, 9/25/2019	4,100,000	4,585,194
Residential Funding Mortgage Securities I:
"A1", Series 2003-S2, 5.0%, 2/25/2033	831,880	834,378
"A5", Series 2002-S6, 6.0%, 4/25/2017	1,725,341	1,727,736
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	1,883,097	1,951,985
Wachovia Bank Commercial Mortgage Trust, "A5", Series 2004-C11, 5.215%, 1/15/2041	2,322,000	2,420,834
Washington Mutual MSC Mortgage Pass-Through, Series, "1A1", Series 2003-MS3, 5.75%, 3/25/2033	319,211	318,823
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $65,367,727)		65,685,469

Collateralized Mortgage Obligations 8.3%
Fannie Mae Grantor Trust:
"1A3", Series 2004-T2, 7.0%, 11/25/2043	1,792,098	1,914,185
"1A3", Series 2004-T3, 7.0%, 2/25/2044	880,022	939,974
Federal Home Loan Mortgage Corp.:
"MA", Series 2663, 3.5%, 1/15/2010	897,286	902,558
"PB" , Series 2727, 4.25%, 4/15/2023	7,087,500	7,203,429
"LC", Series 2682, 4.5%, 7/15/2032	5,470,000	5,275,955
"TG", Series 2690, 4.5%, 4/15/2032	3,750,000	3,617,784
"HG", Series 2543, 4.75%, 9/15/2028	4,150,167	4,200,954
"JD", Series 2778, 5.0%, 12/15/2032	8,605,000	8,554,852
"PD", Series 2783, 5.0%, 1/15/2033	3,183,000	3,142,028
"PD", Series 2844, 5.0%, 12/15/2032	6,760,000	6,740,180
"PE", Series 2721, 5.0%, 1/15/2023	6,928,000	6,922,627
"PQ", Series 2844, 5.0%, 5/15/2023	6,350,000	6,561,622
"QC", Series 2836, 5.0%, 9/15/2022	6,350,000	6,561,744
"QK", Series 2513, 5.0%, 8/15/2028	572,860	574,271
"TE", Series 2780, 5.0%, 1/15/2033	4,795,000	4,785,856
"TE", Series 2827, 5.0%, 4/15/2033	6,710,000	6,748,721
"PE", Series 2512, 5.5%, 2/15/2022	585,000	611,693
"BD", Series 2453, 6.0%, 5/15/2017	440,000	462,389
"PX", Series 2097, 6.0%, 10/15/2027	2,240,586	2,268,694
"3A", Series T-41, 7.5%, 7/25/2032	2,870,178	3,112,298
Federal National Mortgage Association:
"NA", Series 2003-128, 4.0%, 8/25/2009	9,722,000	9,817,926
"OH", Series 2003-122, 4.0%, 8/25/2013	6,537,400	6,612,057
"NE", Series 2004-52, 4.5%, 7/25/2033	3,190,000	3,068,450
"WB", Series 2003-106, 4.5%, 10/25/2015	6,085,000	6,252,697
"A2", Series 2002-W10, 4.7%, 8/25/2042	370,729	370,387
"A2", Series 2002-W9, 4.7%, 8/25/2042	49,092	49,079
"KY", Series 2002-55, 4.75%, 4/25/2028	821,939	821,643
"LA", Series 2002-50, 5.0%, 12/25/2029	2,852,214	2,878,374
"MC", Series 2002-56, 5.5%, 9/25/2017	834,791	860,671
"PD", Series 2002-31, 6.0%, 11/25/2021	15,200,000	15,823,674
"Z", Series 2001-14, 6.0%, 5/25/2031	1,430,318	1,492,789
"2A", Series 2003-W8, 7.0%, 10/25/2042	4,885,052	5,186,114
"ZQ", Series G92-9, 7.0%, 12/25/2021	1,982,235	2,051,526
FHLMC Structured Pass-Through Securities:
"A2B", Series T-56, 4.29%, 7/25/2036	7,019,182	7,073,982
"3A", Series T-58, 7.0%, 9/25/2043	2,895,120	3,093,256
Government National Mortgage Association:
"GD", Series 2004-26, 5.0%, 11/16/2032	3,180,000	3,177,885
"PD", Series 2004-30, 5.0%, 2/20/2033	3,180,000	3,175,299
Total Collateralized Mortgage Obligations (Cost $150,701,104)		152,907,623

Municipal Investments 1.6%
Bergen County, Core City Go, Improvement Authority Governmental Loan Revenue:
4.75%, 3/15/2015	2,105,000	2,095,506
4.8%, 3/15/2016	2,315,000	2,303,842
Charlotte-Meckelberg, NC, Hospital Authority Health Care System Revenue, ETM, 5.0%, 8/1/2015	3,880,000	3,959,695
Hoboken, NJ, GO:
Series B, 3.57%, 2/1/2008 (f)	1,725,000	1,733,108
Series B, 3.97%, 2/1/2009 (f)	2,860,000	2,886,312
Illinois, State GO, 4.95%, 6/1/2023	4,665,000	4,527,429
Indian Wells, CA, Industrial Development Revenue, Redevelopment Agency, Series T, 4.48%, 9/1/2013 (f)	2,325,000	2,327,744
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 5.2%, 12/1/2013	2,990,000	3,061,850
New Jersey, Water & Sewer Revenue, District Water Supply, 5.19%, 7/1/2019 (f)	1,000,000	1,016,600
New York, Environmental Facilities Corp., Series B, 4.7%, 3/15/2011	5,350,000	5,479,095
Total Municipal Investments (Cost $28,941,376)		29,391,181

Government National Mortgage Association 0.5%
Government National Mortgage Association:
5.0%, 9/20/2033	3,435,411	3,448,374
6.0%, 7/20/2034	4,967,390	5,165,309
Total Government National Mortgage Association (Cost $8,514,952)		8,613,683

	Shares	Value ($)

Securites Lending Collateral 3.0%
Daily Assets Fund Institutional, 1.62% (c) (e) (Cost $54,621,155)	54,621,155	54,621,155

Cash Equivalents 0.9%
Scudder Cash Management QP Trust, 1.80% (b) (Cost $15,969,345)	15,969,345	15,969,345
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,609,407,312) (a)	103.0	1,903,811,509
Other Assets and Liabilities, Net 100.0%	(3.0)	(54,561,193)
Net Assets	100.0	1,849,250,316

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** Variable rate demand notes are securities whose interest rate are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of October 31, 2004.

(a) The cost for federal income tax purposes was $1,634,809,922. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $269,001,587. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $298,197,568 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $29,195,981.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see notes to Financial Statements). The value of all securities loaned at October 31, 2004 amounted to $53,647,950, which is 2.9% of total net assets.

(e) Represents collateral held in connection with securities lending.

(f) Bond is insured by one of these companies:

		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	0.1
MBIA	Municipal Bond Investors Assurance	0.3

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investments: Investments in securities, at value (cost $1,538,816,812) — including $53,647,950 of securities loaned	$ 1,833,221,009
Investment in Daily Assets Fund Institutional (cost $54,621,155)*	54,621,155
Investment in Scudder Cash Management QP Trust (cost $15,969,345)	15,969,345
Total investments in securities, at value (cost $1,609,407,312)	1,903,811,509
Cash	157,333
Receivable for investments sold	15,293,850
Dividends receivable	926,926
Interest receivable	6,022,882
Receivable for Fund shares sold	153,294
Other assets	58,799
Total assets	1,926,424,593
Liabilities
Payable upon return of securities loaned	54,621,155
Payable for investments purchased	15,704,173
Dividends payable	1,771
Payable for Fund shares redeemed	3,929,437
Accrued management fee	920,616
Other accrued expenses and payables	1,997,125
Total liabilities	77,174,277
Net assets, at value	$ 1,849,250,316
Net Assets
Net assets consist of: Undistributed net investment income	2,738,301
Net unrealized appreciation (depreciation) on investments	294,404,197
Accumulated net realized gain (loss)	(332,681,257)
Paid-in capital	1,884,789,075
Net assets, at value	$ 1,849,250,316

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,619,829,678 ÷ 186,555,804 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.68
Maximum offering price per share (100 ÷ 94.25 of $8.68)	$ 9.21

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($178,388,554 ÷ 20,533,947 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.69

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($50,110,857 ÷ 5,784,971 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.66
Class R Net Asset Value, offering and redemption price per share ($570,590 ÷ 65,718 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.68
Institutional Class Net Asset Value, offering and redemption price per share ($350,637 ÷ 40,307 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.70

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Interest	$ 37,012,761
Dividends	13,282,635
Interest — Scudder Cash Management QP Trust	453,211
Mortgage dollar roll income	363,564
Securities lending income, including income from Daily Assets Fund Institutional	8,708
Total Income	51,120,879
Expenses: Management fee	10,781,254
Services to shareholders	4,456,190
Distribution service fees	7,012,579
Custodian fees	98,595
Auditing	52,409
Legal	31,893
Reports to shareholders	166,095
Registration fees	48,779
Trustees' fees and expenses	68,090
Other	107,216
Total expenses, before expense reductions	22,823,100
Expense reductions	(37,292)
Total expenses, after expense reductions	22,785,808
Net investment income (loss)	28,335,071
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,681,020)
Foreign currency related transactions	154
(2,680,866)
Net unrealized appreciation (depreciation) during the period on: Investments	64,220,487
Foreign currency related transactions	(18)
64,220,469
Net gain (loss) on investment transactions	61,539,603
Net increase (decrease) in net assets resulting from operations	$ 89,874,674

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 28,335,071	$ 30,772,695
Net realized gain (loss) on investment transactions	(2,680,866)	(144,857,582)
Net unrealized appreciation (depreciation) on investment transactions during the period	64,220,469	354,707,025
Net increase (decrease) in net assets resulting from operations	89,874,674	240,622,138
Distributions to shareholders from: Net investment income: Class A	(28,711,714)	(29,860,070)
Class B	(1,557,191)	(2,192,527)
Class C	(422,051)	(500,557)
Class R	(7,110)	—
Institutional Class	(4,954)	(69,415)
Fund share transactions: Proceeds from shares sold	161,190,832	176,046,055
Reinvestment of distributions	28,655,702	30,358,072
Cost of shares redeemed	(469,004,961)	(480,583,918)
Net increase (decrease) in net assets from Fund share transactions	(279,158,427)	(274,179,791)
Increase (decrease) in net assets	(219,986,773)	(66,180,222)
Net assets at beginning of period	2,069,237,089	2,135,417,311
Net assets at end of period (including undistributed net investment income of $2,738,301 and $3,413,343, respectively)	$ 1,849,250,316	$ 2,069,237,089

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.44	$ 7.62	$ 8.80	$ 11.34	$ 11.35
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.13	.17	.24	.26
Net realized and unrealized gain (loss) on investment transactions	.26	.83	(1.15)	(1.69)	.47
Total from investment operations	.39	.96	(.98)	(1.45)	.73
Less distributions from: Net investment income	(.15)	(.14)	(.20)	(.24)	(.28)
Net realized gains on investment transactions	—	—	—	(.85)	(.46)
Total distributions	(.15)	(.14)	(.20)	(1.09)	(.74)
Net asset value, end of period	$ 8.68	$ 8.44	$ 7.62	$ 8.80	$ 11.34
Total Return (%)[c]	4.59	12.69	(11.32)	(13.50)[e]	6.52[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,620	1,764	1,774	2,328	2,862
Ratio of expenses before expense reductions (%)	1.03	1.06	1.00	1.01[d]	1.02
Ratio of expenses after expense reductions (%)	1.03	1.06	1.00	.99[d]	1.01
Ratio of net investment income (loss) (%)	1.55	1.64	2.01	2.48	2.29
Portfolio turnover rate (%)	81[f]	108	130	105	95

[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 2.20% to 2.01%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .99% and .99%, respectively.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The portfolio turnover rate excluding mortgage dollar roll transactions was 74% for the period ended October 31, 2004.

Class B
Years Ended October 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.44	$ 7.62	$ 8.79	$ 11.34	$ 11.34
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.06	.09	.14	.16
Net realized and unrealized gain (loss) on investment transactions	.25	.82	(1.14)	(1.69)	.46
Total from investment operations	.31	.88	(1.05)	(1.55)	.62
Less distributions from: Net investment income	(.06)	(.06)	(.12)	(.15)	(.16)
Net realized gains on investment transactions	—	—	—	(.85)	(.46)
Total distributions	(.06)	(.06)	(.12)	(1.00)	(.62)
Net asset value, end of period	$ 8.69	$ 8.44	$ 7.62	$ 8.79	$ 11.34
Total Return (%)[c]	3.71[e]	11.67	(12.09)	(14.38)	5.58[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	178	248	298	464	556
Ratio of expenses before expense reductions (%)	1.94	1.97	1.89	1.99[d]	1.91
Ratio of expenses after expense reductions (%)	1.93	1.97	1.89	1.99[d]	1.90
Ratio of net investment income (loss) (%)	.65	.73	1.11	1.48	1.40
Portfolio turnover rate (%)	81[f]	108	130	105	95

[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 1.31% to 1.11%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.95% and 1.95%, respectively.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The portfolio turnover rate excluding mortgage dollar roll transactions was 74% for the period ended October 31, 2004.

Class C
Years Ended October 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.42	$ 7.60	$ 8.78	$ 11.31	$ 11.32
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.06	.10	.15	.16
Net realized and unrealized gain (loss) on investment transactions	.25	.83	(1.15)	(1.67)	.47
Total from investment operations	.31	.89	(1.05)	(1.52)	.63
Less distributions from: Net investment income	(.07)	(.07)	(.13)	(.16)	(.18)
Net realized gains on investment transactions	—	—	—	(.85)	(.46)
Total distributions	(.07)	(.07)	(.13)	(1.01)	(.64)
Net asset value, end of period	$ 8.66	$ 8.42	$ 7.60	$ 8.78	$ 11.31
Total Return (%)[c]	3.65	11.81	(12.13)	(14.18)	5.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	57	57	72	61
Ratio of expenses before expense reductions (%)	1.90	1.93	1.80	1.89[d]	1.87
Ratio of expenses after expense reductions (%)	1.89	1.93	1.80	1.87[d]	1.86
Ratio of net investment income (loss) (%)	.69	.77	1.21	1.59	1.44
Portfolio turnover rate (%)	81[e]	108	130	105	95

[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 1.40% to 1.21%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.87% and 1.87%, respectively.

[e] The portfolio turnover rate excluding mortgage dollar roll transactions was 74% for the period ended October 31, 2004.

Class R
	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.44	$ 8.33
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.20
Net realized and unrealized gain (loss) on investment transactions	.25	(.09)
Total from investment operations	.36	.11
Less distributions from: Net investment income	(.12)	—
Net asset value, end of period	$ 8.68	$ 8.44
Total Return (%)	4.12[c]	1.32**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.57	.01
Ratio of expenses before expense reductions (%)	1.62	1.33*
Ratio of expenses after expense reductions (%)	1.34	1.33*
Ratio of net investment income (loss) (%)	1.24	1.37*
Portfolio turnover rate (%)	81[d]	108*

[a] For the period from October 1, 2003 (commencement of sales of Class R shares) to October 31, 2003.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The portfolio turnover rate excluding mortgage dollar roll transactions was 74% for the period ended October 31, 2004.

* Annualized

** Not annualized

Institutional Class
Years Ended October 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.45	$ 7.63	$ 8.82	$ 11.36	$ 11.38
Income (loss) from investment operations: Net investment income (loss)[b]	.16	.16	.20	.27	.29
Net realized and unrealized gain (loss) on investment transactions	.26	.83	(1.16)	(1.69)	.47
Total from investment operations	.42	.99	(.96)	(1.42)	.76
Less distributions from: Net investment income	(.17)	(.17)	(.23)	(.27)	(.32)
Net realized gains on investment transactions	—	—	—	(.85)	(.46)
Total distributions	(.17)	(.17)	(.23)	(1.12)	(.78)
Net asset value, end of period	$ 8.70	$ 8.45	$ 7.63	$ 8.82	$ 11.36
Total Return (%)	5.01[d]	13.09	(11.09)	(13.14)	6.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.35	.41	6	9	11
Ratio of expenses before expense reductions (%)	.73	.67	.64	.66[c]	.63
Ratio of expenses after expense reductions (%)	.69	.67	.64	.65[c]	.62
Ratio of net investment income (loss) (%)	1.89	2.03	2.37	2.82	2.68
Portfolio turnover rate (%)	81[e]	108	130	105	95

[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 2.56% to 2.37%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .64% and .64%, respectively.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The portfolio turnover rate excluding mortgage dollar roll transactions was 74% for the period ended October 31, 2004.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Total Return Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. On August 13, 2004, Class I was renamed Institutional Class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are offered to investors without an initial sales charge or contingent deferred sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004 the Fund had a net tax basis capital loss carryforward of approximately $307,279,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($1,718,000), October 31, 2009 ($115,044,000), October 31, 2010 ($19,493,000), October 31, 2011 ($156,777,000) and October 31, 2012 ($14,247,000) the respective expiration dates, which may be subject to certain limitations under section 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. These differences primarily relate to investments in mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 2,769,500
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (307,279,000)
Net unrealized appreciation (depreciation) on investments	$ 269,001,587

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2004	2003
Distributions from ordinary income*	$ 30,703,020	$ 32,622,569

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments and US Treasury securities and mortgage dollar rolls) aggregated $831,236,289 and $1,019,993,329, respectively. Purchases and sales of US Treasury securities aggregated $614,322,971 and $669,223,071, respectively. Mortgage dollar rolls aggregated $141,508,783 and $141,951,685, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

In addition, for the year ended October 31, 2004, the Advisor agreed to reimburse the Fund $10,649, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.84%, 0.97%, 0.945% and 0.685% of average daily net assets for Class A, B, C and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee, and trustee counsel fees, and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses at 1.34% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees.

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended October 31, 2004, the amounts charged to the Fund by SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2004
Class A	$ 2,850,158	$ —	$ 716,266
Class B	815,551	24,054	225,623
Class C	166,879	—	42,103
Class R	1,876	1,049	831
Institutional Class	481	160	—
	$ 3,834,945	$ 25,263	$ 984,823

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2004
Class B	$ 1,560,477	$ 62,873
Class C	410,150	33,741
Class R	939	75
	$ 1,971,566	$ 96,689

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2004	Annual Rate
Class A	$ 4,398,738	$ 625,216	.26%*
Class B	514,318	66,390.24%
Class C	127,018	15,281.23%
Class R	939	236.25%
	$ 5,041,013	$ 707,123

* Included in this period's expense is a one time adjustment.

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the aggregated $93,578 and $169, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2004, the CDSC for Class B and C shares aggregated $587,353 and $3,912, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2004, SDI received $1,067.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2004, the custodian fee was reduced by $1,380 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	13,938,082	$ 120,735,739	15,856,716	$ 124,447,235
Class B	3,489,537	30,255,483	4,959,658	39,028,208
Class C	1,065,106	9,194,346	1,546,325	12,153,000
Class R	72,232	630,172	1,200*	10,000*
Institutional Class**	44,329	375,092	53,303	407,612
		$ 161,190,832		$ 176,046,055
Shares issued to shareholders in reinvestment of distributions
Class A	3,101,844	$ 26,779,313	3,541,994	$ 27,764,988
Class B	173,005	1,494,061	267,733	2,080,844
Class C	42,967	370,266	56,952	442,827
Class R	572	4,953	—	—
Institutional Class**	823	7,109	9,146	69,413
		$ 28,655,702		$ 30,358,072
Shares redeemed
Class A	(39,476,228)	$ (341,937,009)	(43,354,778)	$ (339,271,204)
Class B	(12,543,853)	(108,630,727)	(14,992,524)	(117,156,316)
Class C	(2,070,727)	(17,910,860)	(2,359,977)	(18,401,255)
Class R	(8,286)	(72,827)	—	—
Institutional Class**	(53,144)	(453,538)	(762,375)	(5,755,143)
		$ (469,004,961)		$ (480,583,918)
Net increase (decrease)
Class A	(22,436,302)	$ (194,421,957)	(23,956,068)	$ (187,058,981)
Class B	(8,881,311)	(76,881,183)	(9,765,133)	(76,047,264)
Class C	(962,654)	(8,346,248)	(756,700)	(5,805,428)
Class R	64,518	562,298	1,200*	10,000*
Institutional Class**	(7,992)	(71,337)	(699,926)	(5,278,118)
		$ (279,158,427)		$ (274,179,791)

* For the period October 1, 2003 (commencement of sales of Class R shares) to October 31, 2003.

** On August 13, 2004, Class I shares of the Fund were renamed as Institutional Class.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Scudder Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Total Return Fund (the "Fund") as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Total Return Fund at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 22, 2004
Tax Information (Unaudited)

For federal income tax purposes, the Fund designates approximately $14,700,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	85
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	85
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	85
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	85
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	85
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	85
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	85
Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	85
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	85
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	139
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Address: 280 Park Avenue, New York, New York

4 Address: 345 Park Avenue, New York, New York

5 Address: Two International Place, Boston, Massachusetts

6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KTRAX	KTRBX	KTRCX
CUSIP Number	81123H-104	81123H-203	81123H-302
Fund Number	002	202	302

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KTRRX
CUSIP Number	81123H-500
Fund Number	1513
Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2004, Scudder Total Return Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            SCUDDER TOTAL RETURN FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
October 31,      to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004             $44,568              $0           $7,865          $0
--------------------------------------------------------------------------------
2003             $40,395              $0           $7,043          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 October 31,         Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                  $281,500                 $0                    $0
--------------------------------------------------------------------------------
2003                  $137,900                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to              Total
                                Adviser and            Non-Audit Fees
                               Affiliated Fund           billed to
                              Service Providers         Adviser and
                              (engagements related      Affiliated
                 Total         directly to the         Fund Service
                Non-Audit       operations and          Providers
  Fiscal       Fees Billed    financial reporting      (all other     Total of
   Year         to Fund          of the Fund)          engagements)   (A),(B)
   Ended
October 31,       (A)                  (B)                  (C)        and (C)
--------------------------------------------------------------------------------
2004           $7,865              $0                  $386,601        $394,466
--------------------------------------------------------------------------------
2003           $7,043              $0                 $3,879,685     $3,886,728
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that

                                       98

"... an accountant's independence will be impaired if the accountant has ...
custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E & Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Total Return Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Total Return Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

 Date:                              January 4, 2005
                                    ---------------------------